EXHIBIT 99.3

Unaudited Pro Forma Combined Financial Data of First Community Bancorp

The following tables present summary financial data for Rancho Santa Fe National Bank ("Rancho Santa Fe") and First Community Bank of the Desert after giving effect to the merger, which we refer to as "pro forma" information. The pro forma financial data give effect to the merger under the pooling-of-interests accounting method in accordance with generally accepted accounting principles. In presenting the pro forma information for certain time periods, First Community Bancorp assumed that Rancho Santa Fe and First Community Bank of the Desert had been merged throughout those periods. The following unaudited pro forma combined financial data combines the historical condensed financial statements of Rancho Santa Fe and the historical consolidated condensed financial statements of First Community Bank of the Desert, giving effect of the merger as if it had been effective on March 31, 2000 and December 31, 1999, with respect to the Pro Forma Combined Condensed Balance Sheets, and as of the beginning of the periods indicated, with respect to the Pro Forma Combined Condensed Statements of Income. This information should be read in conjunction with the historical financial statements of the companies, including their respective notes thereto, which were included in a proxy statement/prospectus dated May 5, 2000, and in conjunction with the combined condensed historical selected financial data and other pro forma combined financial information, included the notes thereto appearing in that proxy statement/prospectus.

First Community Bancorp expects that it will incur reorganization and restructuring expenses as a result of combining Rancho Santa Fe and First Community Bank of the Desert. The effect of the estimated merger and reorganization costs expected to be incurred in connection with the merger have been reflected in the pro forma combined balance sheets; however, since the estimated costs are nonrecurring, they have not been reflected in the pro forma combined statements of income. First Community Bancorp also anticipates that the merger will provide the combined company with certain financial benefits that include reduced operating expenses and opportunities to earn more revenue. However, First Community Bancorp does not reflect any of these anticipated cost savings or benefits in the pro forma information. Finally, the pro forma financial information does not reflect any divestitures of branches or deposits that may be required in connection with the merger. Therefore, the pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not attempt to predict or suggest future results. The pro forma information also does not attempt to show how the combined company would actually have performed had the companies been combined throughout these periods. All adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of results of the unaudited historical interim periods have been included.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                              AS OF MARCH 31, 2000

                                                                              First Community                          First
                                                                 Rancho         Bank of the                          Community
                                                                Santa Fe           Desert           Pro Forma         Bancorp
                                                              (Historical)      (Historical)       Adjustments       Pro Forma
                                                            -----------------------------------------------------------------------
                                                                            (In thousands, except per share data)

ASSETS:
Cash and due from banks                                            $  11,376           $   6,328           $    -        $  17,704
Federal funds sold                                                     1,663              12,548                -           14,211
                                                            -----------------------------------------------------------------------

   TOTAL CASH AND CASH EQUIVALENTS                                    13,039              18,876                -           31,915

Time deposits in financial institutions                                    -               6,417                -            6,417
Federal Reserve Bank and Federal
   Home Loan Bank stock, at cost                                       1,045                 219                -            1,264
Securities held to maturity                                              349              14,505                -           14,854
Securities available-for-sale                                         32,242                   -                -           32,242
                                                            -----------------------------------------------------------------------
   TOTAL SECURITIES                                                   33,636              14,724                -           48,360

Net loans                                                            137,550              80,740                -          218,290
Property, plant and equipment                                          1,383               3,918                -            5,301
Other real estate owned                                                    -               1,315                -            1,315
Other assets                                                           3,740               2,826              414            6,980

                                                            -----------------------------------------------------------------------
   TOTAL ASSETS                                                    $ 189,348           $ 128,816          $   414        $ 318,578
                                                            =======================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                                      $  46,294           $  47,924           $    -        $  94,218
Interest bearing deposits                                            121,855              70,873                -          192,728
                                                            -----------------------------------------------------------------------
   Total deposits                                                    168,149             118,797                -          286,946

Borrowed funds                                                         1,700                   -                -            1,700
Accrued interest payable & other
   liabilities                                                         1,914                 798            2,401            5,113
                                                            -----------------------------------------------------------------------
   Total liabiltities                                                171,763             119,595            2,401          293,759

SHAREHOLDERS' EQUITY:

Common stock                                                           6,214               7,292            6,059           19,565
Additional paid-in-capital                                             6,059                   -          (6,059)                -
Retained earnings                                                      5,993               1,929          (1,987)            5,935
Accumulated other comprehensive income (loss):
   Net unrealized gains (losses) on
   securities available-for-sale                                       (681)                   -                -            (681)
                                                            -----------------------------------------------------------------------
                                                                      17,585               9,221          (1,987)           24,819
                                                            -----------------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY
   TOTAL LIABILITIES
    & SHAREHOLDERS' EQUITY                                       $ 189,348           $ 128,816         $    414        $ 318,578
                                                            =======================================================================


Number of common shares outstanding                                  2,485.4             4,642.9                           3,878.3
Common shareholders' equity per share                               $   7.08            $   1.99                          $   6.40

See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."




              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                             AS OF DECEMBER 31, 1999
                                                                           First Community                        First
                                                              Rancho         Bank of the                        Community
                                                             Santa Fe          Desert           Pro Forma        Bancorp
                                                           (Historical)     (Historical)       Adjustments      Pro Forma
                                                         --------------------------------------------------------------------
                                                                           (In thousands, except per share
                                                                                        data)

ASSETS:
Cash and due from banks                                         $  11,768          $   9,380           $    -      $  21,148
Federal funds sold                                                  1,806              9,083                -         10,889
                                                         --------------------------------------------------------------------

   TOTAL CASH AND CASH EQUIVALENTS                                 13,574             18,463                -         32,037

Time deposits in financial institutions                                 -              7,502                -          7,502
Federal Reserve Bank and Federal
   Home Loan Bank stock, at cost                                    1,016                219                -          1,235
Securities held to maturity                                           363             14,505                -         14,868
Securities available-for-sale                                      34,460                  -                -         34,460
                                                         --------------------------------------------------------------------
   TOTAL SECURITIES                                                35,839             14,724                -         50,563


Net loans                                                         129,012             73,065                -        202,077
Property, plant and equipment                                       1,419              4,061                -          5,480
Other real estate owned                                                 -              1,315                -          1,315
Other assets                                                        2,989              2,399              414          5,802
                                                         --------------------------------------------------------------------
   TOTAL ASSETS                                                 $ 182,833          $ 121,529         $    414      $ 304,776
                                                         ====================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                                   $  46,171          $  47,592           $    -      $  93,763
Interest bearing deposits                                         116,241             64,228                -        180,469
                                                         --------------------------------------------------------------------
   Total deposits                                                 162,412            111,820                -        274,232
Accrued interest payable & other
   liabilities                                                      3,391                884            2,401          6,676
                                                         --------------------------------------------------------------------
   Total liabiltities                                             165,803            112,704            2,401        280,908

SHAREHOLDERS' EQUITY:
Common stock                                                        6,213              7,292            5,889         19,394
Additional paid-in-capital                                          5,889                  -          (5,889)              -
Retained earnings                                                   5,493              1,533          (1,987)          5,039
Accumulated other comprehensive income (loss):
   Net unrealized gains (losses) on
   securities available-for-sale                                    (565)                  -                -          (565)
                                                         --------------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                      17,030              8,825          (1,987)         23,868
   TOTAL LIABILITIES
                                                         --------------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY
  TOTAL LIABILITIES
     & SHAREHOLDERS' EQUITY                                    $ 182,833          $ 121,529         $    414      $ 304,776
                                                         ====================================================================

Number of common shares outstanding                               2,485.4            4,642.9                         3,878.3
Common shareholders' equity per share                             $   6.85           $   1.90                        $   6.15


See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."



            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                                                              First Community                     First
                                                                 Rancho         Bank of the                     Community
                                                                Santa Fe          Desert         Pro Forma       Bancorp
                                                              (Historical)     (Historical)     Adjustments     Pro Forma
                                                             ----------------------------------------------------------------
                                                                             (In thousands, except per share
                                                                                          data)

INTEREST INCOME:
     Interest and fees on loans                                    $   3,557          $   2,081        $    -      $   5,638
     Interest on interest-bearing deposits in other banks                  -                105             -            105
     Interest on investment securities                                   539                197             -            736
     Interest on federal funds sold                                       37                114             -            151
                                                             ----------------------------------------------------------------
      TOTAL INTEREST INCOME                                            4,133              2,497             -          6,630

INTEREST EXPENSE:
    Interest expense on deposits                                       1,073                492             -          1,565
    Interest expense on borrowings                                        38                  -             -             38
                                                             ----------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                           1,111                492             -          1,603

                                                             ----------------------------------------------------------------
NET INTEREST INCOME:                                                   3,022              2,005             -          5,027
   Less: provision for loan losses                                         -                  -             -              -
                                                             ----------------------------------------------------------------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                               3,022              2,005             -          5,027

NON-INTEREST INCOME:
   Service charges, commissions and fees                                 339                312             -            651
   Other income                                                           63                 99             -            162
                                                             ----------------------------------------------------------------
      TOTAL NON-INTEREST INCOME                                          402                411             -            813

NON-INTEREST EXPENSE:
   Salaries and employee benefits                                        949                775             -          1,724
   Occupancy, furniture and equipment                                    315                323             -            638
   Professional and other services                                       204                314             -            518
   Stationery, supplies and printing                                      15                 30             -             45
   FDIC assessment                                                         8                  7             -             15
   Merchant card processing                                              132                100             -            232
   Advertising                                                            43                 58             -            101
   Insurance                                                              14                 17             -             31
   Loss on sale of securities                                             11                  -             -             11
   Other                                                                 193                122             -            315

                                                             ----------------------------------------------------------------
      TOTAL NON-INTEREST EXPENSE                                       1,884              1,746             -          3,630

                                                             ----------------------------------------------------------------
Income before income taxes                                             1,540                670             -          2,210
Income taxes                                                             646                272             -            918
                                                             ----------------------------------------------------------------
      NET INCOME                                                    $    894           $    398        $    -      $   1,292
                                                             ================================================================

PER SHARE INFORMATION:
       Number of shares (weighted average)
              Basic                                                  2,485.4            4,642.9                      3,878.3
              Diluted                                                2,614.8            4,945.5                      4,098.5
      Income per share
              Basic                                                 $   0.36           $   0.09                     $   0.33
              Diluted                                               $   0.34           $   0.08                     $   0.32


See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."


            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                                                             First Community                     First
                                                                Rancho         Bank of the                     Community
                                                               Santa Fe          Desert         Pro Forma       Bancorp
                                                             (Historical)     (Historical)     Adjustments     Pro Forma
                                                            ----------------------------------------------------------------
                                                                            (In thousands, except per share
                                                                                         data)

INTEREST INCOME:
     Interest and fees on loans                                   $   2,693          $   1,648        $    -      $   4,341
     Interest on interest-bearing deposits in other banks                 -                 64             -             64
     Interest on investment securities                                  507                 64             -            571
     Interest on federal funds sold                                     154                312             -            466
                                                            ----------------------------------------------------------------
      TOTAL INTEREST INCOME                                           3,354              2,088             -          5,442

INTEREST EXPENSE:
    Interest expense on deposits                                        934                493             -          1,427
    Interest expense on borrowings                                        6                  -             -              6
                                                            ----------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                            940                493             -          1,433

                                                            ----------------------------------------------------------------
NET INTEREST INCOME:                                                  2,414              1,595             -          4,009
   Less: provision for loan losses                                        -                135             -            135
                                                            ----------------------------------------------------------------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                              2,414              1,460             -          3,874
NON-INTEREST INCOME:
   Service charges, commissions and fees                                290                248             -            538
   Other income                                                          94                 69             -            163
                                                            ----------------------------------------------------------------
      TOTAL NON-INTEREST INCOME                                         384                317             -            701

NON-INTEREST EXPENSE:
   Salaries and employee benefits                                       853                628             -          1,481
   Occupancy, furniture and equipment                                   271                203             -            474
   Professional and other services                                      198                192             -            390
   Stationery, supplies and printing                                     16                 41             -             57
   FDIC assessment                                                        4                  7             -             11
   Merchant card processing                                              83                 61             -            144
   Cost of other real estate owned                                        -                  1             -              1
   Advertising                                                           39                 56             -             95
   Insurance                                                             14                 12             -             26
   Other                                                                213                166             -            379

                                                            ----------------------------------------------------------------
      TOTAL NON-INTEREST EXPENSE                                      1,691              1,367             -          3,058

                                                            ----------------------------------------------------------------
Income before income taxes                                            1,107                410             -          1,517
Income taxes                                                            462                173             -            635
                                                            ----------------------------------------------------------------
      NET INCOME                                                   $    645           $    237        $    -       $    882
                                                            ================================================================
PER SHARE INFORMATION:
       Number of shares (weighted average)
              Basic                                                 2,443.3            4,642.9                      3,836.2
              Diluted                                               2,540.7            4,925.9                      4,018.5
      Income per share
              Basic                                                $   0.26           $   0.05                     $   0.23
              Diluted                                              $   0.25           $   0.05                     $   0.22

See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."




            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                              First Community                     First
                                                                 Rancho         Bank of the                     Community
                                                                Santa Fe          Desert         Pro Forma       Bancorp
                                                              (Historical)     (Historical)     Adjustments     Pro Forma
                                                            -----------------------------------------------------------------
                                                                             (In thousands, except per share
                                                                                          data)

INTEREST INCOME:
   Interest and fees on loans                                      $  11,476          $   7,580        $    -      $  19,056
   Interest on interest-bearing deposits in other banks                    -                355             -            355
   Interest on investment securities                                   2,068                546             -          2,614
   Interest on federal funds sold                                        480                900             -          1,380
                                                            -----------------------------------------------------------------
      TOTAL INTEREST INCOME                                           14,024              9,381             -         23,405

INTEREST EXPENSE:
    Interest expense on deposits                                       3,751              1,897             -          5,648
    Interest expense on borrowings                                        40                  -             -             40
                                                            -----------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                           3,791              1,897             -          5,688

                                                            -----------------------------------------------------------------
NET INTEREST INCOME:                                                  10,233              7,484             -         17,717
   Less: provision for loan losses                                        90                428             -            518
                                                            -----------------------------------------------------------------
      NET INTEREST INCOME AFTER PROVISION
      FOR LOAN LOSSES                                                 10,143              7,056             -         17,199

NON-INTEREST INCOME:
   Service charges, commissions and fees                                 998              1,058             -          2,056
   Other income                                                          625                338             -            963
                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST INCOME                                        1,623              1,396             -          3,019

NON-INTEREST EXPENSE:
  Salaries and employee benefits                                       3,125              2,728             -          5,853
  Occupancy, furniture and equipment                                   1,216                952             -          2,168
   Professional and other services                                       657              1,038             -          1,695
   Stationery, supplies and printing                                      74                155             -            229
   FDIC assessment                                                        17                 38             -             55
   Merchant card processing                                              461                254             -            715
   Cost of other real estate owned                                         -                182             -            182
   Advertising                                                           146                193             -            339
   Insurance                                                              53                 67             -            120
   Securities losses                                                       2                  -             -              2
   Other                                                                 755                675             -          1,430
                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST EXPENSE                                       6,506              6,282             -         12,788

                                                            -----------------------------------------------------------------
Income before income taxes                                             5,260              2,170             -          7,430
Income taxes                                                           2,202                965             -          3,167
                                                            -----------------------------------------------------------------
      NET INCOME                                                   $   3,058          $   1,205        $    -      $   4,263
                                                            =================================================================
PER SHARE INFORMATION:
       Number of shares (weighted average)
              Basic                                                  2,470.2            4,642.9                      3,863.1
              Diluted                                                2,597.6            4,929.8                      4,076.5
      Income per share
              Basic                                                 $   1.24           $   0.26                     $   1.10
              Diluted                                               $   1.18           $   0.24                     $   1.05

See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."



            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                                                              First Community                     First
                                                                 Rancho         Bank of the                     Community
                                                                Santa Fe          Desert         Pro Forma       Bancorp
                                                              (Historical)     (Historical)     Adjustments     Pro Forma
                                                            -----------------------------------------------------------------
                                                                             (In thousands, except per share
                                                                                          data)

INTEREST INCOME:
   Interest and fees on loans                                      $  10,465          $   6,506        $    -      $  16,971
   Interest on interest-bearing deposits in other banks                    -                314             -            314
   Interest on investment securities                                   1,536                302             -          1,838
   Interest on federal funds sold                                        540                595             -          1,135
                                                            -----------------------------------------------------------------
      TOTAL INTEREST INCOME                                           12,541              7,717             -         20,258

INTEREST EXPENSE:
    Interest expense on deposits                                       3,640              1,714             -          5,354
    Interest expense on borrowings                                        36                  -             -             36
                                                            -----------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                           3,676              1,714             -          5,390

                                                            -----------------------------------------------------------------
NET INTEREST INCOME:                                                   8,865              6,003             -         14,868
   Less: provision for loan losses                                         -                941             -            941
                                                            -----------------------------------------------------------------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                               8,865              5,062             -         13,927

NON-INTEREST INCOME:
   Service charges, commissions and fees                                 939              1,058             -          1,997
   Other income                                                          705                494             -          1,199
                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST INCOME                                        1,644              1,552             -          3,196

NON-INTEREST EXPENSE:
   Salaries and employee benefits                                      3,029              2,455             -          5,484
   Occupancy, furniture and equipment                                  1,135                839             -          1,974
   Impairment loss on bank premises held-for-sale                         38                  -             -             38
   Professional and other services                                       739                679             -          1,418
   Stationery, supplies and printing                                      77                139             -            216
   FDIC assessment                                                        14                 25             -             39
   Merchant card processing                                              282                221             -            503
   Cost of other real estate owned                                       (5)                 62             -             57
   Advertising                                                           183                247             -            430
   Insurance                                                              63                 81             -            144
   Other                                                                 683                415             -          1,098

                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST EXPENSE                                       6,238              5,163             -         11,401

                                                            -----------------------------------------------------------------
Income before income taxes                                             4,271              1,451             -          5,722
Income taxes                                                           1,762                378             -          2,140
                                                            -----------------------------------------------------------------
      NET INCOME                                                   $   2,509          $   1,073        $    -      $   3,582
                                                            =================================================================
PER SHARE INFORMATION:
       Number of shares (weighted average)
              Basic                                                  2,442.9            4,642.4                      3,835.6
              Diluted                                                2,601.7            4,935.3                      4,082.3
      Income per share
              Basic                                                 $   1.03           $   0.23                     $   0.93
              Diluted                                               $   0.96           $   0.22                     $   0.88

See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."



            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                              First Community                     First
                                                                 Rancho         Bank of the                     Community
                                                                Santa Fe          Desert         Pro Forma       Bancorp
                                                              (Historical)     (Historical)     Adjustments     Pro Forma
                                                            -----------------------------------------------------------------
                                                                             (In thousands, except per share
                                                                                          data)

INTEREST INCOME:
   Interest and fees on loans                                      $   9,337          $   4,884        $    -      $  14,221
   Interest on interest-bearing deposits in other banks                    3                 79             -             82
   Interest on investment securities                                   1,224                232             -          1,456
   Interest on federal funds sold                                        319                629             -            948
                                                            -----------------------------------------------------------------

      TOTAL INTEREST INCOME                                           10,883              5,824             -         16,707

INTEREST EXPENSE:
    Interest expense on deposits                                       3,202              1,321             -          4,523
    Interest expense on borrowings                                        41                  -             -             41
                                                            -----------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                           3,243              1,321             -          4,564

                                                            -----------------------------------------------------------------
NET INTEREST INCOME:                                                   7,640              4,503             -         12,143
   Less: provision for loan losses                                        50                260             -            310
                                                            -----------------------------------------------------------------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                               7,590              4,243             -         11,833

NON-INTEREST INCOME:
   Service charges, commissions and fees                                 831                968             -          1,799
   Other income                                                          732                267             -            999
                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST INCOME                                        1,563              1,235             -          2,798

NON-INTEREST EXPENSE:
   Salaries and employee benefits                                      2,914              1,842             -          4,756
   Occupancy, furniture and equipment                                  1,091                643             -          1,734
   Professional and other services                                       515                769             -          1,284
   Stationery, supplies and printing                                      86                 90             -            176
   FDIC assessment                                                        12                 56             -             68
   Merchant card processing                                              209                163             -            372
   Cost of other real estate owned                                         -                 73             -             73
   Advertising                                                           213                181             -            394
   Insurance                                                              60                 77             -            137
   Other                                                                 561                361             -            922

                                                            -----------------------------------------------------------------
      TOTAL NON-INTEREST EXPENSE                                       5,661              4,255             -          9,916

                                                            -----------------------------------------------------------------
Income before income taxes                                             3,492              1,223             -          4,715
Income taxes                                                           1,380                498             -          1,878
                                                            -----------------------------------------------------------------
      NET INCOME                                                   $   2,112           $    725        $    -      $   2,837
                                                            =================================================================
PER SHARE INFORMATION:
       Number of shares (weighted average)
              Basic                                                  2,427.0            4,641.9                      3,819.6
              Diluted                                                2,552.1            4,685.7                      3,957.8
      Income per share
              Basic                                                 $   0.87           $   0.16                     $   0.74
              Diluted                                               $   0.83           $   0.15                     $   0.72


See "Notes to Unaudited Pro Forma Combined Condensed Financial Information."

                        NOTES TO FIRST COMMUNITY BANCORP
              UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

NOTE 1: BASIS OF PRESENTATION FIRST COMMUNITY BANK OF THE DESERT

Certain historical data of First Community Bank of the Desert have been reclassified on a pro forma basis to conform to Rancho Santa Fe's classifications. Transactions between Rancho Santa Fe and First Community Bank of the Desert are not material in relation to the unaudited pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts. The Unaudited pro forma number of common shares outstanding, common shareholders' equity per share, number of shares (basic and diluted) and earnings per share (basic and diluted) are based on the share amounts for Rancho Santa Fe plus the share amounts for First Community Bank of the Desert multiplied by the First Community Bank of the Desert exchange ratio of 0.30.

NOTE 2: MERGER COSTS

The unaudited pro forma combined condensed financial data reflect First Community Bancorp's, Rancho Santa Fe's and First Community Bank of the Desert's respective management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger costs of $2,401,000 ($1,987,000 net of taxes, computed using the combined federal and state tax rate of 42.0%) expected to be incurred in connection with the First Community Bank of the Desert merger. In accordance with pooling-of-interests accounting, these costs will be recognized upon the closing of the transaction. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has been recorded in the pro forma combined balance sheets in order to disclose the aggregate effect of these activities on First Community Bancorp's pro forma combined financial position. The estimated aggregate costs include the following:


Employee costs                                      $415,000

Conversion costs                                     400,000

Other costs                                          170,000
                                                 --------------
                                                     985,000

Tax benefits                                        (414,000)
                                                 ---------------

                                                     571,000

Investment banking and other professional fees     1,416,000
                                                 ---------------
                                                 $ 1,987,000
                                                 ===============


First Community Bancorp management's cost estimates are forward-looking. While the costs represent First Community Bancorp management's current estimate of merger costs that will be incurred, the ultimate level and timing of recognition of such costs will be based on the final merger and integration plan to be completed prior to consummation of the merger of First Community Bank of the Desert, which will be developed by various of Rancho Santa Fe's, First Community Bancorp's and First Community Bank of the Desert's task forces and integration committees. Readers are cautioned that the completion of the merger and integration plan and the resulting management plans detailing actions to be undertaken to effect the merger and resultant integration of operations will impact these estimates; the type and amount of costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining the current estimate of these costs.


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